UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Chavant Capital Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11

Chavant Capital Acquisition Corp.
445 Park Avenue, 9th Floor
New York, NY 10022
NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS To Be Held at 10:00 a.m. Eastern Time on January 6, 2023
Dear Shareholders:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Special Meeting”) of Chavant Capital Acquisition Corp. (“Chavant,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time on January 6, 2023, or at such other time and on such other date at which the meeting may be adjourned or postponed, via live webcast. You may access the Special Meeting at:
Live Webcast:
https://www.cstproxy.com/chavantcapital/2023
The meeting may be attended virtually online via the Internet, and for purposes of the amended and restated memorandum and articles of association (as amended, the “Amended and Restated Memorandum and Articles of Association”) of the Company, the physical location of the meeting is at the offices of Simpson Thacher & Bartlett LLP located at 425 Lexington Avenue, New York, New York 10017, United States of America. In light of public health concerns regarding COVID-19, virtual attendance is encouraged and attendees of the physical meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination. The venue currently requires attendees to provide proof of vaccination. If you plan on attending in person, please email list-ChavantSpecialMeeting@lists.stblaw.com at least one day prior to the Extraordinary General Meeting.
Telephone:
Telephone access (listen-only):
Within the U.S. and Canada: +1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 9508103#
You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting via live webcast. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
The accompanying proxy statement (the “Proxy Statement”) is dated December 16, 2022, and is first being mailed to shareholders of the Company on or about that date.
The sole purpose of the Special Meeting is to consider and vote on the following proposals:
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a special resolution to approve the extension of the date by which the Company must consummate an initial business combination from January 22, 2023 to July 22, 2023 (the “Extended Date”) by amending the Company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment Proposal” and any such extension effected pursuant thereto, the “Extension”); and

•
an ordinary resolution to approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Sponsor, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or causing our net tangible assets to be at least $5,000,001 following any redemptions or (z) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal (the “Adjournment Proposal”). If the Adjournment Proposal is presented at the Special Meeting, such proposal will be the only proposal presented at the Special Meeting.
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote at a general meeting of the Company.
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a simple majority of the shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote at a general meeting of the Company.
The purpose of the Extension is to allow us more time to complete an initial business combination (the “Business Combination”). The Amended and Restated Memorandum and Articles of Association provides that we have until January 22, 2023 to complete a Business Combination. On November 16, 2022, the Company announced a proposed Business Combination with Mobix Labs, Inc., as described in further detail under “Background.” However, our board of directors (the “Board”) currently believes that there will not be sufficient time to complete a Business Combination by January 22, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Memorandum and Articles of Association to extend the date that we have to consummate a Business Combination to the Extended Date in order to provide our shareholders with the chance to participate in an investment opportunity.
The Company has agreed that if the Extension Amendment Proposal is approved, prior to filing the extension amendment, it will make a deposit (each deposit being referred to herein as a “Deposit”) into the trust account established in connection with the IPO (the “Trust Account”) of up to $47,651.65. Such amount is based upon the assumption that the 953,033 public shares (as defined below) outstanding as of the record date will not be redeemed in connection with the Extension Amendment Proposal and a deposit price of $0.05 per outstanding public share for the first monthly period beginning January 22, 2023. If fewer than 953,033 public shares remain outstanding after redemptions in connection with the Extension, then the initial Deposit will be reduced accordingly. After the initial Deposit, the Company shall deposit $0.05 per outstanding public share for each subsequent monthly period, or portion thereof, that is needed by the Company to complete a Business Combination by the Extended Date, except as provided below. For the avoidance of doubt, if certain of the public shares are redeemed and fewer than the 953,033 public shares outstanding as of the record date remain outstanding after redemptions in connection with the Extension, then the amount deposited per outstanding public share will be limited to approximately $0.05 per outstanding public share for each monthly period. If the Company does not have the funds necessary to make the Deposit referred to above, then Chavant Capital Partners LLC, a Delaware limited liability company (the “Sponsor”), affiliates of the Sponsor and/or certain of the Company’s directors and officers are expected to loan us (the Sponsor, its affiliates and/or Company directors or officers making the loan being referred to herein collectively as a “Contributor,” and each loan being referred to herein as a “Contribution”) the amounts described above for the Company to Deposit. Accordingly, if the Extension Amendment Proposal is approved and the extension amendment is filed and the Company takes the full time through the Extended Date to complete a Business Combination (and assuming that the Company continues to deposit amounts into the Trust Account through January 22, 2023 pursuant to the terms of the first extension amendment described under “Background” in the Proxy Statement (the “First Extension”), without taking into account any interest), the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.549 per outstanding public share (without taking into account any interest), in comparison to the estimated redemption amount at the time of the Special Meeting of approximately $10.249 per share (assuming that the Company continues to deposit amounts into the Trust Account through January 22, 2023 pursuant to the terms of the First Extension, without taking into account any interest, and, in each case, before giving effect to any Deposits into the Trust Account in connection with this Extension Proposal, as described above). The first Deposit will be made prior to the filing of the extension amendment, if the Extension Proposal is approved. The Contribution(s) will not bear any interest and will be repayable by the Company to the Contributor(s) upon consummation of an initial Business Combination. The loans will be forgiven if the Company is unable to consummate an initial Business Combination, except to the extent of any funds held outside of the Trust Account. After the first Deposit, each subsequent Deposit will be placed in the Trust Account no less than two business days prior to the 22nd day of each month (or the next business day thereafter if such 22nd day is not a business day) for each such monthly period that occurs prior to the Extended Date). Any Deposits in connection with the Extension Amendment will be in addition to deposits that the Company is obligated to make in connection with the First Extension.
If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by January 22, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the ordinary shares sold as part of the units in the Company’s initial public offering that was consummated on July 22, 2021 (the “IPO”) (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, were deposited, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public shareholders”) as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law (the foregoing three actions being referred to herein as to “wind up, redeem and liquidate”).
In connection with the Extension Amendment Proposal, each public shareholder other than the Sponsor, an officer or a director may elect to redeem their public shares upon the approval or effectiveness of the Extension Amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, subject to the requirement (the “Redemption Limitation”) that the Company not redeem public shares that would cause the Company’s net tangible assets to be less than $5,000,001, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our Business Combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed Business Combination through the Extended Date if the Extension Amendment is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such Business Combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed Business Combination is completed, subject to certain conditions and limitations. We are not asking you to vote on any proposed Business Combination at this time.
Based upon the amount in the Trust Account as of September 30, 2022, which was $9,672,901, and the anticipated deposits into the Trust Account through January 22, 2023 pursuant to the terms of the First Extension, without taking into account any interest, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.249 at the time of the

Special Meeting, before giving effect to any Deposits into the Trust Account in connection with this Extension Proposal, as described above. The closing price of the public shares on The Nasdaq Capital Market on December 15, 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.17. Shareholders may not be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We will not proceed with the Extension if redemption of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
Any withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a portion of the approximately $9,672,901 that was in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 4, 2023, TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of the ordinary shares initially purchased by the Company’s Sponsor, in a private placement prior to the Company’s IPO (the “founder shares” and, together with the public shares, the “shares”), our directors and officers and certain of our advisors and their affiliates, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies, to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Sponsor, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or causing our net tangible assets to be at least $5,000,001 following any redemptions. The Adjournment Proposal will only be presented to our shareholders in the event that (i) there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, (ii) the Board determines that it is necessary or desirable to adjourn the Special Meeting to permit withdrawals of elections to redeem public shares or share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or causing our net tangible assets to be at least $5,000,001 following any redemptions or (iii) the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. The Board expects to exercise its discretion to adjourn the Special Meeting indefinitely in accordance with clause (iii) of the preceding sentence in the event that elections to redeem public shares are received in an aggregate amount that would cause us to have less than $5,000,001 of net tangible assets following such redemptions and the Board has not determined to adjourn the Special Meeting as described in clause (ii) of the preceding sentence.
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote thereon at the Special Meeting. The approval of the Extension is essential to the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a simple majority of the shares who, being entitled to do so, attend and vote at the extraordinary general meeting of the Company.

Our Board has fixed the close of business on December 5, 2022 as the record date for determining the shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.
After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
No other business may be transacted at the Special Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
December 16, 2022
By Order of the Board
/s/ Jiong Ma

Dr. Jiong Ma, Chief Executive Officer
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote in person online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person online at the Special Meeting by obtaining a legal proxy from your brokerage firm or bank.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held at 10:00 a.m. Eastern Time on January 6, 2023: This notice of special meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/chavantcapital/2023.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.
Q.
Why am I receiving this Proxy Statement?

A.
We are a blank check company incorporated on March 19, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities, which we refer to throughout this Proxy Statement as our “Business Combination.” On July 22, 2021, we consummated our IPO of 8,000,000 units, at $10.00 per Unit, from which we received gross proceeds of $80,000,000 before expenses. Like many blank check companies, our Amended and Restated Memorandum and Articles of Association provides for the return of the funds held in trust to the holders of shares sold in our IPO if there is no qualifying Business Combination(s) consummated on or before a certain date (in our case, after giving effect to the First Extension, January 22, 2023).

Our board of directors (the “Board”) has determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Memorandum and Articles of Association to extend the date that we have to consummate a Business Combination to the Extended Date in order to provide our shareholders with the chance to participate in an investment opportunity.
Q.
What is being voted on?

A.
You are being asked to vote on:

•
a proposal to extend the date by which the Company must consummate a Business Combination from January 22, 2023 to July 22, 2023, or the “Extended Date,” by amending the Company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A; and

•
a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Sponsor, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or causing our net tangible assets to be at least $5,000,001 following any redemptions or (z) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.

We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved and the Extension is implemented, any withdrawal of amounts from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a portion of the approximately $9,672,901 that was in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by January 22, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will wind up, redeem and liquidate. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors and officers, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.
Why is the Company proposing the Extension Amendment Proposal?

A.
Our Amended and Restated Memorandum and Articles of Association provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying Business Combination(s) consummated by January 22, 2023.

The purpose of the Extension is to allow us more time to complete a Business Combination.
On November 16, 2022, the Company announced a proposed Business Combination with Mobix Labs, Inc. (“Mobix”), as described in further detail under “Background.” However, our Board currently believes that there will not be sufficient time to complete a Business Combination by January 22, 2023. Therefore, our Board has determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Memorandum and Articles of Association to extend the date that we have to consummate a Business Combination to the Extended Date in order to provide our shareholders with the chance to participate in an investment opportunity.
Accordingly, our Board is proposing to extend the date by which the Company must consummate a Business Combination from January 22, 2023 to July 22, 2023, which is the “Extended Date,” by amending the Company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A.
You are not being asked to vote on the proposed Business Combination with Mobix or any other proposed Business Combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on any proposed Business Combination when and if one is submitted to shareholders and the right to redeem your public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, subject to the requirement (the “Redemption Limitation”) that the Company not redeem public shares that would cause the Company’s net tangible assets to be less than $5,000,001.
Q.
Why should I vote “FOR” the Extension Amendment Proposal?

A.
Our Amended and Restated Memorandum and Articles of Association provides that if our shareholders approve an extension of our obligation to redeem 100% of the public shares if we do not complete our Business Combination by January 22, 2023, we will provide our public shareholders with the opportunity to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, subject to the Redemption Limitation. We believe that this provision of the Amended and Restated Memorandum and Articles of Association was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association.

Given our expenditure of time, effort and money to identify potential targets for a potential Business Combination, our Board believes current circumstances warrant providing the public shareholders with an opportunity to consider a potential Business Combination, inasmuch as we are also affording public shareholders who wish to redeem their public shares the opportunity to do so. In particular, on November 16, 2022, the Company announced a proposed Business Combination with Mobix, as described in further detail under “Background.” However, our Board currently believes that there will not be sufficient time to complete a Business Combination by January 22, 2023. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed Business Combination in the future and the right to redeem your public shares in connection with such Business Combination.
Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, subject to the

Redemption Limitation. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.
Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders, and we are not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any Business Combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete a Business Combination.
The Company has agreed that if the Extension Amendment Proposal is approved, prior to filing the extension amendment, it will make a deposit (each deposit being referred to herein as a “Deposit”) into the trust account established in connection with the IPO (the “Trust Account”) of up to $47,651.65. Such amount is based upon the assumption that the 953,033 public shares outstanding as of the record date will not be redeemed in connection with the Extension Amendment Proposal and a deposit price of $0.05 per outstanding public share for the first monthly period beginning January 22, 2023. If fewer than 953,033 public shares remain outstanding after redemptions in connection with the Extension, then the initial Deposit will be reduced accordingly. After the initial Deposit, the Company shall deposit $0.05 per outstanding public share for each subsequent monthly period, or portion thereof, that is needed by the Company to complete a Business Combination by the Extended Date, except as provided below. For the avoidance of doubt, if certain of the public shares are redeemed and fewer than the 953,033 public shares outstanding as of the record date remain outstanding after redemptions in connection with the Extension, then the amount deposited per outstanding public share will be limited to approximately $0.05 per outstanding public share for each monthly period. If the Company does not have the funds necessary to make the Deposit referred to above, then Chavant Capital Partners LLC, a Delaware limited liability company (the “Sponsor”), affiliates of the Sponsor and/or certain of the Company’s directors and officers are expected to loan us (the Sponsor, its affiliates and/or Company directors or officers making the loan being referred to herein collectively as a “Contributor,” and each loan being referred to herein as a “Contribution”) the amounts described above for the Company to Deposit. Accordingly, if the Extension Amendment Proposal is approved and the extension amendment is filed and the Company takes the full time through the Extended Date to complete a Business Combination (and assuming that the Company continues to deposit amounts into the Trust Account through January 22, 2023 pursuant to the terms of the first extension amendment described under “Background” in the Proxy Statement (the “First Extension”), without taking into account any interest), the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation will be approximately $10.549 per outstanding public share (without taking into account any interest), in comparison to the estimated redemption amount at the time of the Special Meeting of approximately $10.249 per share (assuming that the Company continues to deposit amounts into the Trust Account through January 22, 2023 pursuant to the terms of the First Extension, without taking into account any interest, and, in each case, before giving effect to any Deposits into the Trust Account in connection with this Extension Proposal, as described above). The first Deposit will be made prior to the filing of the extension amendment, if the Extension Proposal is approved. The Contribution(s) will not bear any interest and will be repayable by the Company to the Contributor(s) upon consummation of an initial Business Combination. The loans will be forgiven if the Company is unable to consummate an initial Business Combination, except to the extent of any funds held outside of the Trust Account. After the first Deposit, each subsequent Deposit will be placed in the Trust Account no less than two business days prior to the 22nd day of each month (or the next business day thereafter if such 22nd day is not a business day) for each such monthly period that occurs prior to the Extended Date). Any Deposits in connection with the Extension Amendment will be in addition to deposits that the Company is obligated to make in connection with the First Extension.
Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Q.
Why should I vote “FOR” the Adjournment Proposal?

A.
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve, or otherwise in connection with, the Extension Amendment Proposal or to provide additional time to effectuate the Extension, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Sponsor, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or causing our net tangible assets to be at least $5,000,001 following any redemptions or (z) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
If presented, our Board recommends that you vote in favor of the Adjournment Proposal.
Q.
When would the Board abandon the Extension Amendment Proposal?

A.
Our Board will abandon the Extension if our shareholders do not approve the Extension Amendment Proposal.

Q.
How do the Company insiders intend to vote their shares?

A.
Our Sponsor, our directors and officers, and certain of our advisors and their affiliates beneficially own an aggregate of 2,000,000 founder shares. Such founder shares represent 67.7% of our issued and outstanding shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, our directors and officers and the other holders of the founder shares that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, our directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, our directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.249 per share, based on the amounts held in the Trust Account as of September 30, 2022 and assuming that the Company continues to deposit amounts into the Trust Account through January 22, 2023 pursuant to the terms of the First Extension, but without taking into account any interest); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.
To the extent any such purchases by the Sponsor, our directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, our directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of public shares for which the Company has received redemption requests pursuant to its redemption offer.
The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(l) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) being at least $5,000,001.
If such transactions are effected, the consequence could be to cause the Extension Amendment Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with guidance of the Securities and Exchange Commission (“SEC”), purchases of shares by the persons described above would not be permitted to be voted for the Extension Amendment Proposal at the Special Meeting and could decrease the chances that the Extension Amendment Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
The Company hereby represents that any public shares purchased by the Sponsor, our directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment Proposal.
Q.
What vote is required to adopt the Extension Amendment Proposal?

A.
The holders of a majority of the outstanding and issued shares (being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy) shall be a quorum. The approval of the Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. If the Extension Amendment Proposal is approved, and the Extension is implemented, then amounts will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against or abstain from voting on the Extension Amendment Proposal.

Q
What vote is required to approve the Adjournment Proposal?

A.
The holders of a majority of the outstanding and issued shares (being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy) shall be a quorum. The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a simple majority of the shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote thereon at, a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

Q.
What if I do not want to vote “FOR” the Extension Amendment Proposal?

A.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

Our Board will abandon the Extension if our shareholders do not approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by January 22, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will wind up, redeem and liquidate.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors and officers, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Please also see “Why should I vote ‘FOR’ the Extension Amendment Proposal?”

Q.
If the Extension Amendment Proposal is approved, what happens next?

A.
We will continue our efforts to complete a Business Combination until the Extended Date. Upon approval of the Extension Amendment Proposal by the requisite number of votes, the Amended and Restated Memorandum and Articles of Association would be amended in the form set forth in Annex A. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the withdrawal of amounts from the Trust Account in connection with the Election will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares held by our Sponsor and our directors and officers as a result of their ownership of the founder shares.
If the Extension Amendment Proposal is approved but we do not complete a Business Combination by the Extended Date, we will wind up, redeem and liquidate. The per share distribution from the Trust Account, if we liquidate, may be less than $10.00 due to unforeseen claims of creditors.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors and officers, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Q.
What happens to the Company’s outstanding warrants if the Extension Amendment Proposal is not approved?

A.
If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by January 22, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will wind up, redeem and liquidate.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.
Q.
What happens to the Company’s outstanding warrants if the Extension Amendment Proposal is approved?

A.
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt a Business Combination by the Extended Date.

All public warrants will remain outstanding and will become exercisable for one ordinary share 30 days after the completion of a Business Combination at an initial exercise price of $11.50 per warrant for a period of five years, provided that we have an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
Q.
If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed Business Combination?

A.
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future Business Combination, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association.

Q.
How do I change my vote?

A.
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Continental Stock Transfer and Trust Co., 1 State Street, Floor 30, New York City, NY 10275-0741 prior to the date of the Special Meeting or by voting in person online at the Special Meeting. Attendance at the Special Meeting, or any adjournment or postponement thereof alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Continental Stock Transfer and Trust Co., 1 State Street, Floor 30, New York City, NY 10275-0741.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Q.
How are votes counted?

A.
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote thereon at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

The holders of a majority of the outstanding and issued shares (being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy) shall be a quorum.
The approval of the Adjournment Proposal requires the affirmative vote of the holders of a simple majority of the shares, which votes are cast by shareholders represented in person online or by proxy at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of a majority of the outstanding and issued shares (being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy) shall be a quorum.
Q.
If my shares are held in “street name,” will my broker automatically vote them for me?

A.
No, your broker, bank, or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank, or nominee cannot vote your shares with respect to “nonroutine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the proposals presented to the shareholders will be considered “non-routine” proposals, and therefore your broker, bank or nominee cannot vote your shares without your instruction. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you have the right to direct your broker or other agent on how to vote the shares in your account by filling out a voting instruction card provided by your broker or other agent. You are also invited to attend the Special Meeting in person online, but you must obtain a legal proxy from the broker or other agent that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
Q.
Who can vote at the Special Meeting?

A.
Only holders of record of our shares at the close of business on December 5, 2022 are entitled to have their vote counted at the Special Meeting and any adjournment or postponement thereof. On this record date, 2,953,033 shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account by filling out a voter instruction card, as applicable. You are also invited to attend the Special Meeting in person online. However, since you are not the shareholder of record, you may not vote your shares in person online at the Special Meeting unless you request and obtain a legal proxy from your broker or other agent.
Q.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Q.
What do I need to do now?

A.
We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q.
How do I vote?

A.
If you are a holder of record of our shares, you may vote in person online at the Special Meeting or by submitting a proxy for the Special Meeting. You may access the Special Meeting online at https://www.cstproxy.com/chavantcapital/2023. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting via live webcast. Whether or not you plan to attend the Special Meeting in person online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person online if you have already voted by proxy.

If you do not have your 12-digit meeting control number, contact Continental Stock Transfer & Trust Company at 917-262-2373 or e-mail Continental Stock Transfer & Trust Company at proxy@continentalstock.com. Please note that you will not be able to physically attend the Special Meeting in person but may attend the Special Meeting in person online by following the instructions below.
You can pre-register to attend the Special Meeting in person online. Enter the URL address into your browser, and enter your 12-digit meeting control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. Prior to or at the start of the Special Meeting you will need to re-log in using your 12-digit meeting control number and will also be prompted to enter your 12-digit meeting control number if you vote in person online during the Special Meeting. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.
If your shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account by filling out a voting instruction card provided by your broker or other agent. You are also invited to attend the Special Meeting in person online, but you must obtain a legal proxy from the broker or other agent that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
Q.
How do I redeem my shares?

A.
Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to tender your shares for redemption, you must elect either to physically tender your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004 Attn: Mark Zimkind (mzimkind@continentalstock.com), or to deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/ Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your shares in the manner described above prior to 5:00 p.m. Eastern Time on January 4, 2023, two business days before the Special Meeting.
Q
What should I do if I receive more than one set of voting materials?

A.
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.
Who is paying for this proxy solicitation?

A.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali its customary fee of $20,000. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.
Who can help answer my questions?

A.
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: CLAY.info@investor.morrowsodali.com
If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (“SEC”), by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS
An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Part I, Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2022 and in other reports the Company files with the SEC. If any of the following events occur, our business, financial condition and operating results may be materially adversely affected. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. See “Forward-Looking Statements.”
We may not be able to complete our Business Combination by the Extended Date, even if the Extension Amendment Proposal is approved by our shareholders, in which case we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate.
We may not be able to find a suitable target business and complete our Business Combination by the Extended Date, even if the Extension Amendment Proposal is approved by our shareholders. Our ability to complete our Business Combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our Annual Report on Form 10-K filed with the SEC on March 31, 2022 and in other reports that we file with the SEC. If we have not completed our Business Combination within such time period, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law (which foregoing three actions we refer to in this Proxy Statement as “wind up, redeem and liquidate”). Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.
We may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in connection with redemptions of our ordinary shares after December 31, 2022.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new non-deductible U.S. federal 1% excise tax on certain “repurchases” of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and to prevent the avoidance of, the excise tax. A repurchase that occurs after December 31, 2022, in connection with a Business Combination with a U.S. target company may be subject to the excise tax. For purposes of the excise tax, the term “repurchase” means a redemption of shares or any similar transaction which Treasury may determine to be economically similar. To what extent the Company may be subject to the excise tax in connection with a Business Combination or otherwise would depend on a number of factors, including (i) the fair market value of repurchases made in connection with a Business Combination or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any PIPE or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination, could otherwise impact the Company’s ability to complete a Business Combination and/or could negatively impact shareholders who exercise their redemption rights after December 31, 2022.
Recent increases in inflation in the United States and elsewhere could make it more difficult for us to complete our initial Business Combination.
Recent increases in inflation in the United States and elsewhere may lead to increased price volatility for publicly traded securities, including ours, or other national, regional or international economic disruptions, any of which could make it more difficult for us to complete our initial Business Combination.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial Business Combination and liquidate.
On March 30, 2022, the SEC issued a rule proposal relating to, among other things, circumstances in which special purpose acquisition companies (the “SPAC Rule Proposal”) could potentially be subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder. The SPAC Rule Proposal would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a special purpose acquisition company satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposal would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. As indicated above, we completed our IPO in July 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 17 months after the effective date of our IPO, as of the date of this Proxy Statement). It is possible that a claim could be made that we have been operating as an unregistered investment company.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial Business Combination and instead to liquidate.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since our Initial Public Offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct the trustee with respect to the Trust Account to liquidate the U.S. government treasury obligations or money market funds held in the

Trust Account and thereafter, to hold all funds in the Trust Account in cash until the earlier of consummation of an initial Business Combination or liquidation of the Company. Following such liquidation of the securities held in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.
In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. The risk of being deemed subject to the Investment Company Act increases the longer the Company holds securities (i.e., the longer past two years the securities are held), and also increases to the extent the funds in the Trust Account are not held in cash. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount the public shareholders would receive upon any redemption or liquidation of the Company.
The Committee on Foreign Investment in the United States (“CFIUS”) or other regulatory agencies may modify, delay or prevent our Business Combination.
The Committee on Foreign Investment in the United States (“CFIUS”) has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”
Our Sponsor has substantial ties to non-U.S. persons, and certain of the members of our Board are non-U.S. persons. Although Dr. Jiong Ma, our chief executive officer, is a U.S. citizen and, as the sole member of the manager of the Sponsor, has voting and investment discretion with respect to the ordinary shares held of record by the Sponsor, a majority of the funds invested in the Sponsor were provided by non-U.S. persons. Although following the redemption of certain of the Company’s outstanding shares that occurred in July 2022 in connection with the First Extension, the Sponsor held 53.5% of the ordinary shares of the Company as of September 30, 2022 and Mobix is a U.S. business, the Company’s organizational documents do not grant investors in the Sponsor special information or governance rights with respect to the Company. However, we cannot predict whether the Company may be deemed to be a “foreign person” under the regulations relating to CFIUS or may be subject to review by any other U.S. government entity. As such, a Business Combination with Mobix may be subject to CFIUS review or other regulatory review, depending on the Company’s ultimate share ownership following the Business Combination and other factors. If the Proposed Transaction with Mobix were to fall within CFIUS’s jurisdiction, we risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to modify or delay our Proposed Transaction, impose conditions with respect to such Business Combination, request the President of the United States to order us to divest all or a portion of Mobix if we were to acquire it without first obtaining CFIUS approval or prohibit the Business Combination entirely. The time necessary for CFIUS review of the transaction or a decision to delay or prohibit the transaction may also prevent the Business Combination from occurring within the applicable time period required under the Company’s Amended and Restated Memorandum and Articles of Association. These risks may limit the attractiveness of, delay or prevent us from pursuing our initial Business Combination.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy, and we have limited time to complete our Business Combination. If we are unable to consummate our Business Combination within the applicable time period required under the Company’s Amended and Restated Memorandum and Articles of Association, we will be required to wind up, redeem and liquidate. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a Business Combination. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:
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our ability to complete a Business Combination;

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the anticipated benefits of a Business Combination; or

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the volatility of the market price and liquidity of the Company’s shares and other securities of the Company.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Risk Factors” in this Proxy Statement and “Part I, Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2022 and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

BACKGROUND
We are a blank check company incorporated as a Cayman Islands exempted company on March 19, 2021 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination. We have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.
On July 22, 2021, we consummated our IPO of 8,000,000 units. Each unit consists of one ordinary share and three-fourths of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one ordinary share at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $80,000,000. Prior to the consummation of the IPO, on April 7, 2021, the Company issued 2,875,000 founder shares, par value $0.0001, for which the Sponsor paid $25,000. On July 19, 2021, the Company reduced the offering size of the IPO and 575,000 founder shares were surrendered to the Company for cancellation for no consideration, resulting in 2,300,000 founder shares outstanding. On September 5, 2021, the underwriters’ over-allotment option expired unexercised, resulting in the forfeiture of an additional 300,000 founder shares. As a result, a total of 2,000,000 founder shares remain outstanding and represent 20% of the Company’s issued and outstanding ordinary shares.
Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement, dated July 19, 2021, by and between the Company and the Sponsor, and the Representative Designees Private Placement Warrants Purchase Agreement, dated July 19, 2021, by and between the Company and the underwriters, the Company completed the private sale of 3,400,000 warrants (the “Private Placement Warrants”) to the Sponsor and the underwriters at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $3,400,000 (the “Private Placement”). The Private Placement Warrants are identical to the Warrants included as part of the units sold in the IPO, except that the Private Placement Warrants, so long as they are held by the initial purchasers or their permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the ordinary shares issuable upon exercise of the warrants), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial Business Combination, (iii) may be exercised on a cashless basis and (iv) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.
After deducting the underwriting discounts and commissions and incurred offering costs, a total of $80,000,000 of the proceeds from the IPO and the proceeds of the sale of the Private Placement Warrants was placed in the Trust Account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the Trust Account will not be released from the Trust Account until the earliest of (i) the completion of the Company’s initial Business Combination, (ii) the redemption of any of the ordinary shares included in the public units sold in the IPO properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if it does not complete its Business Combination within 12 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its Business Combination within 12 months from the closing of the IPO, subject to applicable law. The proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. The proceeds held in the Trust Account will be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act that invest only in direct U.S. government treasury obligations.
Our management has broad discretion with respect to the specific application of the net proceeds of the IPO and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination.

After the payment of underwriting discounts and commissions and approximately $458,249 in expenses relating to the IPO, approximately $1,693,616 of the net proceeds of the IPO and Private Placement was not deposited into the Trust Account and was retained by us for working capital purposes. The net proceeds deposited into the Trust Account remain on deposit in the Trust Account earning interest, other than amounts applied to the redemption of public shares in connection with the First Extension described below. As of September 30, 2022, there was $9,672,901 in investments and cash held in the Trust Account and $80,209 of cash held outside of the Trust Account available for working capital purposes. As of September 30, 2022, no funds had been withdrawn from the Trust Account to pay the Company’s income taxes.
On July 14, 2022, the Company held an Extraordinary General Meeting of shareholders and obtained shareholder approval of the extension of the date by which the Company must consummate an initial business combination from July 22, 2022 (which is 12 months from the closing of the IPO) to January 22, 2023 by amending the Company’s amended and restated memorandum and articles of association (the “First Extension Amendment” and such extension, the “First Extension”). The First Extension Amendment became effective upon approval of the Company’s shareholders.
On November 15, 2022, the Company, CLAY Merger Sub II, Inc., a Delaware corporation and newly formed, wholly-owned direct subsidiary of Chavant (“Merger Sub”), and Mobix entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub is expected to merge with and into Mobix, with Mobix surviving the merger as a wholly-owned direct subsidiary of Chavant (the “Merger” and, together with the other transactions related thereto, the “Proposed Transaction”). Upon closing of the Proposed Transaction, the combined company will be named Mobix Labs, Inc., and its common stock and warrants are expected to be listed on Nasdaq. The proposed transaction includes a $30 million fully committed common stock private investment in public equity (“PIPE”) at $10.00 per share (subject to downward adjustment if the volume weighted average price of the common stock for the 30 calendar days after closing is less than $10.00 per share, with a floor price of $7.00 per share), which is expected to be completed in the first half of 2023, subject to, among other things, the approval of the Proposed Transaction by the Company’s shareholders and the satisfaction of the conditions set forth in the Business Combination Agreement, including a Form S-4 registration statement being declared effective by the SEC. The principal terms of the Business Combination Agreement and the Proposed Transaction are summarized in Chavant’s Current Report on Form 8-K filed with the SEC on November 21, 2022, a copy of the Business Combination Agreement is attached as an exhibit to such filing and the foregoing summary is qualified by reference to such filing. Before making any voting decision, investors and security holders of Chavant are urged to read the registration statement, the proxy statement/prospectus contained therein, and amendments thereto, the definitive proxy statement/prospectus in connection with Chavant’s solicitation of proxies for its shareholders’ meeting to be held to approve the Proposed Transaction, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction as they become available because they will contain important information about Chavant, Mobix and the Proposed Transaction. This Proxy Statement is not a proxy statement or solicitation of a proxy, consent or authorization in respect of the Proposed Transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval in connection with the Proposed Transaction, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. There can be no assurance that the Proposed Transaction will be completed even if the Extension Amendment Proposal is approved by the Company’s shareholders.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”
On the record date of the Special Meeting, there were 2,953,033 shares outstanding, of which 953,033 were public shares and 2,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, our directors and officers, and certain of our advisors and their affiliates that hold 2,000,000 founder shares in the aggregate that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.
Our principal executive offices are located at 445 Park Avenue, 9th Floor New York, NY 10022, and our telephone number is (212) 745-1086.

PROPOSAL 1 — THE EXTENSION AMENDMENT PROPOSAL
The Extension Amendment Proposal
We are proposing to amend the Amended and Restated Memorandum and Articles of Association to extend the date by which we have to consummate a Business Combination to the Extended Date.
If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by January 22, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will wind up, redeem and liquidate.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors and officers, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
The purpose of the Extension is to allow us more time to complete a Business Combination. The Amended and Restated Memorandum and Articles of Association provides that we have until January 22, 2023 to complete a Business Combination. Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Amended and Restated Memorandum and Articles of Association to extend the date that we have to consummate a Business Combination to the Extended Date in order to provide our shareholders with the chance to participate in this prospective investment opportunity.
A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this Proxy Statement in Annex A.
The Board’s Reasons for the Extension Amendment Proposal
Our Amended and Restated Memorandum and Articles of Association provide that if our shareholders approve an extension of our obligation to redeem all of our shares if we do not complete our Business Combination by January 22, 2023, we will provide our public shareholders with the opportunity to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, subject to the Redemption Limitation. We believe that this provision of the Amended and Restated Memorandum and Articles of Association was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association.
Given our expenditure of time, effort and money to identify potential targets for a potential Business Combination, and our recent announcement of the Proposed Transaction, our Board believes current circumstances warrant providing the public shareholders with an opportunity to consider this potential Business Combination, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so.
Please see “Questions and Answers About the Special Meeting — Why should I vote ‘FOR’ the Extension Amendment Proposal?” for a discussion of Deposits into the Trust Account that the Company has agreed to make if the Extension Amendment Proposal is approved.
You are not being asked to vote on a proposed Business Combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on any proposed Business Combination when and if one is submitted to shareholders and the right to redeem your public shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event a proposed Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.
If the Extension Amendment Proposal is Not Approved
Our Board will abandon the Extension if our shareholders do not approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved and we do not consummate a Business

Combination by January 22, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will wind up, redeem and liquidate.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors and officers, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
If the Extension Amendment Proposal is Approved
We will continue our efforts to complete a Business Combination by the Extended Date. Upon approval of the Extension Amendment Proposal by the requisite number of votes, the Amended and Restated Memorandum and Articles of Association would be amended in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension is implemented, any withdrawal of amounts from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a portion of the approximately $9,672,901 that was in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is approved but we do not complete a Business Combination by July 22, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, as it would be amended in accordance with the Extension Amendment Proposal, we will wind up, redeem and liquidate. The per share distribution from the Trust Account, if we liquidate, may be less than $10.00 due to unforeseen claims of creditors.
There will be no redemption rights or liquidating distributions with respect to our warrants. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors and officers, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Vote Required for Approval
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and are entitled to vote thereon at an extraordinary general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of a majority of the outstanding and issued shares (being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy) shall be a quorum.
Recommendation of the Board
As described herein, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
After careful consideration of all relevant factors, our Board determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders.
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies and if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes to approve the Extension Amendment Proposal, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Sponsor, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or causing our net tangible assets to be at least $5,000,001 following any redemptions or (z) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. If the Adjournment Proposal is presented at the Special Meeting, such proposal will be the only proposal presented at the Special Meeting. The Board expects to exercise its discretion to adjourn the Special Meeting indefinitely in accordance with clause (z) of this paragraph in the event that elections to redeem public shares are received in an aggregate amount that would cause us to have less than $5,000,001 of net tangible assets following such redemptions and the Board has not determined to adjourn the Special Meeting as described in clause (y) of this paragraph. In no event will our Board adjourn the Special Meeting in accordance with clause (x) or (y) of this paragraph beyond January 22, 2023.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, (y) to permit withdrawals by public shareholders of their elections to redeem their public shares or to enable the Sponsor, our directors, officers, advisors or any of their respective affiliates to undertake share purchases or other transactions for the purpose of limiting the number of public shares electing to redeem or causing our net tangible assets to be at least $5,000,001 following any redemptions or (z) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by shareholders represented in person online or by proxy at the Special Meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of a majority of the outstanding and issued shares (being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy) shall be a quorum.
Recommendation of the Board
If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING
Date, Time and Place.   The Special Meeting of our shareholders will be held at 10:00 a.m. Eastern Time on January 6, 2023, or at such other time and on such other date at which the meeting may be adjourned or postponed, via live webcast. You may access the Special Meeting at:
Live Webcast:
https://www.cstproxy.com/chavantcapital/2023
The meeting may be attended virtually online via the Internet, and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the meeting is at the offices of Simpson Thacher & Bartlett LLP located at 425 Lexington Avenue, New York, New York 10017, United States of America. In light of public health concerns regarding COVID-19, virtual attendance is encouraged and attendees of the physical meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination. The venue currently requires attendees to provide proof of vaccination. If you plan on attending in person, please email list-ChavantSpecialMeeting@lists.stblaw.com at least one day prior to the Extraordinary General Meeting.
Telephone:
Telephone access (listen-only):
Within the U.S. and Canada: +1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 9508103#
You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting via live webcast. The Company recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the shares at the close of business on December 5, 2022, the record date for the Special Meeting. You will have one vote per proposal for each share you owned at that time. The Company warrants do not carry voting rights.
Votes Required.   The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxies and entitled to vote thereon at a general meeting of the Company.
On the record date of the Special Meeting, there were 2,953,033 shares outstanding, of which 953,033 were public shares and 2,000,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, and we have been informed by our Sponsor, our directors and officers, and certain of our advisors and their affiliates that hold all 2,000,000 founder shares in the aggregate that they intend to vote in favor of the Extension Amendment Proposal.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved and the Extension is implemented, then amounts will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against or abstain from voting on the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by our Board on the proposal to approve the Extension Amendment Proposal being presented to shareholders at the Special Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person online at the Special Meeting if you are a holder of record of the shares. You may contact Morrow Sodali at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: CLAY.info@investor.morrowsodali.com
Required Vote and Potential Purchases and Other Arrangements
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a two-thirds majority of the shares, who, being entitled to do so, attend and vote or are represented by proxies and entitled to vote thereon at a general meeting of the Company. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.
If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by January 22, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will wind up, redeem and liquidate. The per share distribution from the Trust Account, if we liquidate, may be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants. In the event of a liquidation, holders of our founder shares, including our Sponsor and our directors and officers, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, our directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, our directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.249 per share, based on the amounts held in the Trust Account as of September 30, 2022 and assuming that the Company continues to deposit amounts into the Trust Account through January 22, 2023 pursuant to the terms of the First Extension, but without taking into account any interest); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.
To the extent any such purchases by the Sponsor, our directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, our directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of public shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(l) of the Exchange Act) being at least $5,000,001.
If such transactions are effected, the consequence could be to cause the Extension Amendment Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with guidance of the SEC, purchases of shares by the persons described above would not be permitted to be voted for the Extension Amendment Proposal at the Special Meeting and could decrease the chances that the Extension Amendment Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
The Company hereby represents that any public shares purchased by the Sponsor, our directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment Proposal.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
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If we do not consummate a business combination by January 22, 2023, which is 18 months from the closing of our IPO, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, we will wind up, redeem and liquidate. In such event, the founder shares, all of which are owned by our Sponsor (in which certain of our directors have an interest), our directors and officers, and certain of our advisors and their affiliates, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a Business Combination within the required period.

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In order to finance transaction costs in connection with a Business Combination, our Sponsor, an affiliate of our Sponsor or the Company’s directors or officers or their affiliates, may, but are not obligated to, loan us funds on a non-interest bearing basis as may be required (“Working Capital Loans”). If we complete our Business Combination, we would repay such loaned amounts. In the event that our Business Combination does not close, we may use a portion of the funds held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used to repay such loaned amounts. Up to $1,500,000 of such loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. On June 20, 2022, we entered into a Working Capital Loan in the form of a promissory note issued to our Sponsor in the aggregate principal amount of $360,000, and on July 18, 2022, we entered into a Working Capital Loan in the form of a promissory note issued to our Sponsor in the aggregate principal amount of $490,000. As of December 15, 2022, the Company had drawn down $662,000 under the Working Capital Loans. The Working Capital Loans do not bear any interest, and outstanding amounts under the Working Capital Loan may be converted into private placement warrants at a price of $1.00 per warrant, at the option of the Sponsor, upon the consummation of our initial Business Combination. The Company entered into the Working Capital Loans to fund its ongoing working capital requirements and to fund a portion of the deposits into the Trust Account in connection with the First Extension Amendment and any Deposits into the Trust Account if the Extension Amendment Proposal is approved, as described under “Questions and Answers About the Special Meeting — Why should I vote ‘FOR’ the Extension Amendment Proposal?” Amounts that the Company receives under the Working Capital Loans that are not used for such deposits into the Trust Account will be used for ongoing working capital and will not be deposited into the Trust Account. Funds were, and are expected to be, provided to the Sponsor for purposes of the Working Capital Loans by the Chairman of the Board or an entity affiliated with him and by an existing investor in the Sponsor and/or persons affiliated with such investor. We may enter into additional Working

Capital Loans to fund any additional Deposits that we have agreed to make into the Trust Account if the Extension Amendment Proposal is approved.
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Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act;

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Our Sponsor, officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our audit committee will review on a quarterly basis all payments that are made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to a Business Combination will be made from funds held outside the Trust Account. If the Company fails to obtain the Extension and is forced to wind up, liquidate and dissolve, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will not be able to reimburse the expenses. As of December 15, 2022, the Company had unpaid reimbursable expenses to the Sponsor, officers and directors of approximately $6,800; and

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The fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the general meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter. In particular, Dr. Jiong Ma, our chief executive officer, is expected to serve on the board of directors of Mobix Labs, Inc., the combined company, if the Proposed Transaction is consummated.

Redemption Rights
Each of our public shareholders may submit an election that such shareholder elects to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, subject to the Redemption Limitation. You will also be able to redeem your public shares in connection with any proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 4, 2023, TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
In order to tender your shares for redemption, you must elect either to physically tender your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004 Attn: Mark Zimkind (mzimkind@continentalstock.com), or to deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your shares in the manner described above prior to 5:00 p.m. Eastern Time on January 4, 2023, two business days before the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Shares that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Special Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting, or any adjournment or postponement thereof, that it does not want to redeem its shares, the shareholder may not withdraw the request once submitted to unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting, or any adjournment or postponement thereof, not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates (if any) representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders (if any) that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of September 30, 2022, which was $9,672,901, and the anticipated deposits into the Trust Account through January 22, 2023 pursuant to the terms of the First Extension, without taking into account any interest, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.249 at the time of the Special Meeting, before giving effect to any Deposits into the Trust Account in connection with this Extension Proposal, as described above. The closing price of the public shares on The Nasdaq Capital Market on December 15, 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.17. Shareholders may not be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Special Meeting. We anticipate that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the Special Meeting, or any adjournment or postponement thereof.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS
EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain United States federal income tax considerations for holders of our shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:
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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market tax accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies;

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real estate investment trusts;

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persons liable for alternative minimum tax;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more of our voting shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

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persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

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U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

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controlled foreign corporations; or

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passive foreign investment companies.

In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our shares as “capital assets”(generally, property held for investment) under the Code.
If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
We have not sought, and will not seek, a ruling from the IRS as to any United States federal income tax consequence described herein. The IRS may disagree with the tax consequences described herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described herein. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (a “Redeeming U.S. Holder”). For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares of the Company and is:
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an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

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a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

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a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares
The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for United States federal income tax purposes (which we are likely to be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as described in that discussion.
Subject to the preceding, a Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.
Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.
If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for purposes of the dividends received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.
As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.
Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.
Passive Foreign Investment Company Rules
A non-U.S. corporation (i.e., a Cayman company) will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time that we were considered to be a PFIC).
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case, as described below, such holder generally will be subject to special rules with respect to:
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any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed above, under the heading “Redemption of Shares”); and

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any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules:
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any gain or “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. H the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

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the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

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the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

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the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case, whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.
The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including The Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (“Redeeming Non-U.S. Holders). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.
Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:
•
such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•
such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a dividend rather than a sale will not be subject to United States federal income tax, unless the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). Dividends that are effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.
Information Reporting and Backup Withholding
Dividend payments with respect to our ordinary shares and proceeds from the sale, exchange or redemption of our ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your Public Shares.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of December 5, 2022 (other than for beneficial owners of more than 5% of our outstanding shares besides our Sponsor, with respect to which the information is as of the dates specified in the public filings indicated in the applicable footnotes) by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

As of the record date, there were a total of 953,033 public shares and 2,000,000 founder shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
Chavant Capital Partners LLC (our Sponsor)(2)(3)	1,580,814	53.5%
Jiong Ma(2)(3)	1,580,814	53.5%
André-Jacques Auberton-Hervé(2)	27,826	*
Michael Lee(2)	24,348	*
Karen Kerr(2)	24,348	*
Bernhard Stapp(2)	24,348	*
Patrick J. Ennis(2)	24,348	*
Polar Asset Management Partners Inc.(4)	320,000	10.8%
Periscope Capital Inc.(5)	196,505	6.7%
All officers and directors as a group (six individuals)(2)	1,706,032	57.8%

*
Less than one percent

(1)
Unless otherwise noted, the business address of each of the following is 445 Park Avenue, 9th Floor, New York, NY 10022.

(2)
Interests shown consist solely of Founder Shares.

(3)
Chavant Capital Partners LLC is the record holder of the shares reported herein. Jiong Ma is the sole member of Chavant Capital Partners Manager LLC, the manager of the Sponsor, and has voting and investment discretion with respect to the ordinary shares held of record by the Sponsor. Dr. Ma disclaims any beneficial ownership of the shares held by the Sponsor, except to the extent of her pecuniary interest therein.

(4)
According to a Form 3 filed on July 29, 2022, on behalf of Polar Asset Management Partners Inc. with respect to shares held directly by Polar Multi-Strategy Master Fund, of which Polar Asset Management Partners Inc. is the investment advisor. The aforementioned entities have beneficial ownership of the securities reported above, and the business address of such entity is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(5)
According to a Form 13F filed on November 8, 2022 for the quarter ended September 30, 2022, by Periscope Capital Inc. The business address of such entity is 333 Bay Street, Suite 1240, Bay Adelaide Centre, Toronto, A6 M5H 2R2.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,”reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 445 Park Avenue, 9th Floor New York, NY 10022, to inform us of the shareholder’s request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, our corporate website at https://chavantcapital.com/investor-relations/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: CLAY.info@investor.morrowsodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 445 Park Avenue, 9th Floor New York, NY 10022.
If you are a shareholder of the Company and would like to request documents, please do so by December 30, 2022, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF CHAVANT CAPITAL ACQUISITION CORP.
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 48.7 in its entirety and the insertion of the following language in its place:
48.7
In the event that the Company does not consummate a Business Combination on or before July 22, 2023, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject, in each case, to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

A-1

Chavant CapitalAcquisition Corp.(the “Company”) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature Signature, if held jointly_ Date___________2023.Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,guardian, or corporate officer, please give title as such.Please markyour voteslike this XCONTROL NUMBERPROXYTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 & 2.PLEASE DO NOT RETURN THE PROXY CARDIF YOU ARE VOTING ELECTRONICALLY.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy.Have your proxy card available when youaccess the above website. Follow the promptsto vote your shares.Vote at the Meeting –If you plan to attend the virtual onlineextraordinary general meeting, you will needyour 12 digit control number to voteelectronically at the extraordinary generalmeeting. To attend the extraordinary generalmeeting, visit:https://www.cstproxy.com/chavantcapital/2023MAIL – Mark, sign and date your proxy cardand return it in the postage-paid envelopeprovided.Your Internet vote authorizes the named proxiesto vote your shares in the same manner as if youmarked, signed and returned your proxy card.Votes submitted electronically over the Internetmust be received by 11:59 p.m., Eastern Time, onJanuary 5, 2023..YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet - QUICK EASYExtension Amendment Proposal FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN1. A special resolution to approve theextension of the date by which theCompany must consummate an initial business combinationfrom January 22, 2023 to July 22, 2023 (the “ExtendedDate”) by amending the Company’s Amended and RestatedMemorandum and Articles of Association, in the form setforth in Annex A to the accompanying Proxy Statement (the“Extension Amendment Proposal”).Adjournment Proposal2. An ordinary resolution to approve theadjournment of the Special Meeting toa later date or dates, if necessary or convenient, either (x) topermit further solicitation and vote of proxies and if, based uponthe tabulated vote at the time of the Special Meeting, there areinsufficient votes to approve the Extension Amendment Proposal,(y) to permit withdrawals by public shareholders of their electionsto redeem their public shares or to enable the Sponsor, ourdirectors, officers, advisors or any of their respective affiliates toundertake share purchases or other transactions for the purposeof limiting the number of public shares electing to redeem orcausing our net tangible assets to be at least $5,000,001 followingany redemptions or (z) if the Board determines before the SpecialMeeting that it is not necessary or no longer desirable to proceedwith the Extension Amendment Proposal (the “AdjournmentProposal”).22-31945-2 C4.1 P1

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSChavant CapitalAcquisition Corp.The undersigned appoints Jiong Ma and Michael Lee, and each of them, as proxies, each with the powerto appoint their substitute, and authorizes each of them to represent and to vote, as designated on thereverse hereof, all of the ordinary shares of the Company held of record by the undersigned at the closeof business on December 5, 2022 at the Extraordinary General Meeting of the Company to be held onJanuary 6, 2023, or at any adjournment orpostponementthereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARYINDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ONANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERALMEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.(Continued and to be marked, dated and signed on the other side)Important Notice Regarding the Internet Availability of ProxyMaterials for the Extraordinary General
MeetingTo view the Proxy Statement and to Attend theExtraordinary General Meeting, please go to:https://www.cstproxy.com/chavantcapital/202322-31945-2 C4.1 P2